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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 2, 2000, except for Note 10 which is as of February 25, 2000, relating to the financial statements of Liquid Audio, Inc. (the "Company"), which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

San Jose, California
September 27, 2000